UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (date of earliest event reported): September 26, 2005
LIBERTY GLOBAL, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	000-51360 (Commission File Number)	20-2197030 (I.R.S. Employer Identification No.)
4643 South Ulster Street, Suite 1300 Denver, CO 80237
(Address of principal executive offices and zip code)
Registrant’s telephone number, including area code: (303) 220-6600
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure
At 12:30 p.m. (NYT) on Wednesday, September 28, 2005, Liberty Global, Inc. will be hosting an Investor Meeting at the Rose Theater, Frederick P. Rose Hall, Home of Jazz at Lincoln Center, New York City, New York. Liberty Global expects to comment on its guidance for the full year 2005 and provide other forward-looking information, including three year growth targets.
A live webcast of the meeting, including the PowerPoint slides that Liberty Global will present at the meeting, will be available at Liberty Global’s website at www.lgi.com.
Note: The information in this report is furnished pursuant to Item 7.01 and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

LIBERTY GLOBAL, INC.
Date: September 26, 2005	By:	/s/ Leonard P. Stegman
Leonard P. Stegman
Vice President

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release